UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2011

Penske Automotive Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan		48302
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-648-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07

The 2011 Annual Meeting of Stockholders of Penske Automotive Group, Inc. (the “Company”) was held on May 10, 2011. At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as set forth below.

Proposal 1

The eleven director nominees named in the Company’s proxy statement were elected, each for a term expiring at the next Annual Meeting of Stockholders or until their successors are duly elected and qualified, based upon the following votes:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
John D. Barr	86,317,233	291,434	0	3,280,853
Michael R. Eisenson	86,169,178	439,489	0	3,280,853
Robert H. Kurnick, Jr.	85,515,738	1,092,929	0	3,280,853
William J. Lovejoy	86,300,415	308,252	0	3,280,853
Kimberly J. McWaters	80,190,968	6,417,699	0	3,280,853
Yoshimi Namba	85,509,305	1,099,362	0	3,280,853
Lucio A. Noto	77,069,621	9,539,046	0	3,280,853
Roger S. Penske	85,125,584	1,483,083	0	3,280,853
Richard J. Peters	85,506,996	1,101,671	0	3,280,853
Ronald G. Steinhart	86,298,958	309,709	0	3,280,853
H. Brian Thompson	82,591,640	4,017,027	0	3,280,853

Proposal 2

The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011 was approved based upon the following votes:

FOR	WITHHELD	ABSTAIN	BROKER NON-VOTES
89,786,953	89,090	13,477	0

Proposal 3

The proposal to approve, on an advisory basis, the resolution on executive compensation was approved based upon the following votes:

FOR	WITHHELD	ABSTAIN	BROKER NON-VOTES
84,501,129	299,798	1,807,740	3,280,853

Proposal 4

The proposal on the frequency of the advisory vote on executive compensation received the following votes:

1 Year	2 Years	3 Years	ABSTAIN	BROKER NON-VOTES
80,671,438	18,752	4,019,592	1,898,885	3,280,853

Based on these results, we will hold advisory votes regarding our executive compensation annually until the next required vote on the frequency of shareholder votes.

Item 8.01

Our Board of Directors has approved a quarterly dividend in the amount of $0.07 per share payable June 3, 2011 to shareholders of record as of May 20, 2011, as discussed more fully in the press release incorporated herein and attached hereto as Exhibit 99.1.

Item 9.01

99.1 Press Release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.

May 10, 2011	By:	Shane M. Spradlin

Name: Shane M. Spradlin
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release.